UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 16, 2012

VITACOST.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34468	37-1333024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Broken Sound Blvd. - NW, Suite 500

Boca Raton, Florida 33487-3521

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (561) 982-4180

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 1.01.         Entry into a Material Definitive Agreement.

On February 16, 2012, Vitacost.com, Inc. (“Vitacost”) entered into a Purchase Agreement (the “Purchase Agreement”) by and among Vitacost, JHH Capital, LLC (an entity affiliated with Jeffrey Horowitz, Vitacost’s Chief Executive Officer, “JHH”), Great Hill Equity Partners III, L.P. (“Great Hill III”), Great Hill Equity Partners IV, L.P. (“Great Hill IV”), Great Hill Investors, LLC (“Great Hill Investors”), Freshford Partners, LP (“Freshford Partners”), Freshford Master Fund, Ltd (“Freshford Master Fund”) and Baron Small Cap Fund (“Baron” and, together with JHH, Great Hill III, Great Hill IV, Great Hill Investors, Freshford Partners, Freshford Master Fund, collectively, the “Investors”) pursuant to which the Investors purchased, and Vitacost sold, an aggregate of 4,920,288 shares of Vitacost common stock at a purchase price of $7.04 per share, and warrants to purchase an aggregate of 1,680,601 shares of Vitacost common stock for an aggregate purchase price of $34,848,902.67. The warrants have an exercise price of $7.04 per share and a term of four years.

Concurrently with entering into the Purchase Agreement, Vitacost entered into a registration rights agreement (the “Registration Rights Agreement”) with Jeffrey Horowitz and JHH which provides Jeffrey Horowitz and JHH with demand, shelf and piggyback registration rights. The Registration Rights Agreement further provides that if Vitacost enters into a registration rights agreement (or similar agreement) with any person or entity on more favorable terms than those contained in the Registration Rights Agreement, the Registration Rights Agreement will be amended to include such more favorable terms. Pursuant to the Registration Rights Agreement, Vitacost has agreed to pay all of the registration costs and expenses incurred in connection with such demand, shelf and piggyback registrations.

The foregoing summary of the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the full text of the Purchase Agreement attached hereto as Exhibit 2.1 and the Registration Rights Agreement attached hereto as Exhibit 10.1, which are hereby incorporated by reference into this Item 1.01.

Item 3.02.          Unregistered Sales of Equity Securities.

On February 16, 2012, Vitacost sold 4,920,288 shares of Vitacost common stock and warrants to purchase 1,680,601 shares of Vitacost common stock for an aggregate purchase price of $34,848,902.67 to the Investors pursuant to the terms of the Purchase Agreement. Vitacost issued the shares of Vitacost common stock and the warrants to purchase shares of Vitacost common stock to the Investors in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, including Regulation D.

Item 9.01.         Financial Statements and Exhibits.

(d)  Exhibits

2.1	Purchase Agreement among Vitacost.com, Inc. and the Purchasers identified on Exhibit A thereto, dated February 16, 2012.
4.1	Form of Warrant to Purchase Common Stock
10.1	Registration Rights Agreement among Vitacost.com, Inc., Jeffrey Horowitz and JHH Capital, LLC, dated February 16, 2012.
99.1	Press Release, dated February 21, 2012, by Vitacost.com, Inc. announcing the closing of the transactions contemplated by the Purchase Agreement.*

*          This exhibit is “furnished” as part of this Current Report on Form 8-K and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference into another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if, and to the extent, such subsequent filing specifically references this exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITACOST.COM, INC.

Date: February 21, 2012	By:	/s/ Stephen E. Markert
Stephen E. Markert Interim Chief Financial Officer

EXHIBIT INDEX

2.1	Purchase Agreement among Vitacost.com, Inc. and the Purchasers identified on Exhibit A thereto, dated February 16, 2012.

4.1	Form of Warrant to Purchase Common Stock

10.1	Registration Rights Agreement among Vitacost.com, Inc., Jeffrey Horowitz and JHH Capital, LLC, dated February 16, 2012.

99.1	Press Release, dated February 21, 2012, by Vitacost.com, Inc. announcing the closing of the transactions contemplated by the Purchase Agreement.*

*	This exhibit is “furnished” as part of this Current Report on Form 8-K and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference into another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if, and to the extent, such subsequent filing specifically references this exhibit.